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                   [LETTERHEAD OF J.W. BARCLAY & CO., INC.]



                                                 ______________________, 1996

Hungarian Broadcasting Corp.
445 Park Avenue
New York, New York  10022

          Re:  Amendment to Mergers and
               Acquisitions Agreement
               --------------------------

Gentlemen:

     This will acknowledge that we have agreed to extend the term of the Mergers and Acquisitions Agreement between us, dated December 20, 1995, so that same shall expire on ________________, 2001.


                                              J.W. BARCLAY & CO., INC.



                                              By:___________________________
                                                  John A. Bruno, President

AGREED TO:

HUNGARIAN BROADCASTING CORP.



By____________________________
                  , President